Solicitation Script
Nuance Funds
FUND NAME
Nuance Concentrated Value Fund
Nuance Concentrated Value Long Short Fund

Meeting Date: November 15, 2018
Toll Free Number: 833-782-7196

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the Nuance Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Nuance Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled for November 15, 2018. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Nuance Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on November 15, 2018. Have you received proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                          , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with Nuance Funds.  Due to the lack of shareholder participation, special Meeting of Shareholders has been adjourned to <date/time>.  Have you received proxy materials?

Voting:
Your board has recommended a vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?
 Thank you, I am recording your <for, against, abstain> vote.  For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 833-782-7196.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated.  Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposals with you?   <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:
I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-782-7196.

If Not Interested:
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposal...

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Beneficial holder wants a new VIF/or their control number:
Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  Your board is recommending you vote FOR the proposals…

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Nuance Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 15, 2018.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7196 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Nuance Funds.  You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 15, 2018.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7196 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:
Hello, this is <Fund Representative> calling you with an important message concerning your investment with Nuance Funds.  You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 15, 2018.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7196 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:
Hello, this is <Fund Representative> calling you with an important message concerning your investment with Nuance Funds.  You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on November 15, 2018. The meeting date is fast approaching and we need your help.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7196 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.
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FUND RECORDED ANSWERING MACHINE MESSAGE 3:
Hello, this is <Fund Representative> calling you with an urgent message concerning your investment with Nuance Funds.  You have probably received several messages concerning this special meeting either electronically, by mail or by phone. That is because the meeting date is just a few days away on November 15, 2018 and we need your help.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote over the Internet please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7196 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time.  Thank you.

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

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END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly.  Thank you and have a nice day.

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